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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 16, 2007
                                (March 15, 2007)


                            GASTAR EXPLORATION LTD.
             (Exact Name of Registrant as Specified in Its Charter)

  ALBERTA, CANADA                   001-32714                     38-3324634
  (State or other            (Commission File Number)           (IRS Employer
   jurisdiction                                              Identification No.)
 of incorporation)


                          1331 LAMAR STREET, SUITE 1080
                              HOUSTON, TEXAS 77010
                    (Address of principal executive offices)

                                 (713) 739-1800
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
Standard; Transfer of Listing.

     On March 15, 2007, the Company notified the American Stock Exchange that the Company was not in compliance with the American Stock Exchange Company Guide Rule 121(B)(2)(a), which requires that each listed company must have, and certify that it has and will continue to have, an audit committee of at least three independent members. As a result of an independent member of the Company's Audit Committee not standing for reelection at the Company's 2006 annual meeting of shareholders, the Audit Committee was left with two independent members, one of whom remains designated as its "financial expert".

     Notwithstanding the Company's current non-compliance with the foregoing Exchange rule regarding the number of independent directors serving on the Audit Committee, at all times since January 4 2006, the date the Company first became listed and subject to the reporting requirements of the Securities Act of 1934, as amended, the Audit Committee of the Company has consisted solely of directors meeting the independence requirements of the American Stock Exchange and Rule 10a-3 of the Securities and Exchange Commission. Rule 10a-3 does not impose a requirement on the American Stock Exchange as to any minimum number of independent directors that comprise an audit committee. The Company recently became aware of the American Stock Exchange requirement of a minimum of three members of an audit committee in connection with preparing its Annual Report on Form 10-K for the year ended December 31, 2006.

     The Company intends to rectify this non-compliance as soon as practicable. The Company has instituted a search and expects to appoint a new director to fill the vacancy on the Audit Committee prior to its annual meeting of shareholders expected to be held in June 2007. As of the date of this report, the Company has not received any warning notice or notice of deficiency from the American Stock Exchange regarding this non-compliance.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             GASTAR EXPLORATION LTD.


Date: March 16, 2007                         /s/  J. RUSSELL PORTER
                                             -----------------------------------
                                             J. Russell Porter
                                             Chairman, President and
                                             Chief Executive Officer